                                                                                                       (Continued...)

                                                                                                       EXHIBIT 10.6

                                                                                                     EXECUTION COPY

                                             BLOCKED ACCOUNT AGREEMENT
                                                  With Activation

THIS BLOCKED ACCOUNT  AGREEMENT  ("Agreement")  is made and entered into as of this 28th day of  October, 2003,  by and among BANK OF AMERICA,  N.A., a National Bank, ("Bank"),  O'Sullivan  Industries,  Inc., a Delaware corporation
("Company"),  and GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation,  as agent ("Agent") for the lenders
(collectively, "Lenders") from time to time party to the Credit Agreement described below.

         A.       Pursuant to that certain Credit Agreement, dated as of September 29, 2003 among Company, the other credit parties signatory thereto from time to time, Lenders and Agent (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), Lenders have agreed to make loans and extend other financial accommodations to Company.

         B.       Company has  established  deposit  account  numbers  580100094951  and  003481045018 at Bank (the
"Blocked Accounts").

         C.       The parties  hereto  desire to enter into this  Agreement  in order to set forth  their  relative rights and duties with respect to the Blocked Accounts and all funds on deposit therein from time to time.

NOW,  THEREFORE,  in consideration  of the premises and the mutual covenants and agreements  hereinafter set forth, the parties hereto agree as follows:

1.       Effectiveness.  This  Agreement  shall take effect  immediately  upon its execution by all parties  hereto and shall  supersede  any  blocked  account or similar  agreement  in effect  with  respect to the Blocked
         Accounts.

2.       Security  Interest;  Agency. As collateral  security for Company's  obligations to Agent and Lenders under the Credit Agreement and the other loan documents  described therein,  Company hereby grants to Agent, for its own benefit and the ratable  benefit of Lenders,  a present and continuing  security  interest in: (a)
         the Blocked  Accounts;  (b) all contract rights,  claims and privileges in respect of the Blocked Accounts and (c) all cash,  checks,  money  orders  and other  items of value of  Company  now or  hereafter  paid, deposited,  credited or held  (whether for  collection,  provisionally  or otherwise) to or in the Blocked
         Accounts  or  otherwise  in the  possession  or under the control of, or in transit to, Bank or any agent, bailee or custodian thereof for deposit in or credit to the Blocked Accounts  (collectively,  "Receipts"), and all proceeds of the foregoing.  Bank  acknowledges  Agent's  security  interest in such collateral and that this  Agreement  constitutes  notice of such  security  interest  and Bank further  acknowledges  and agrees  that  is  does  not  and  shall  not  object  to or  contest  Agent's  security  interest  in such collateral.  The parties  hereto agree that Bank shall comply with the  instructions  originated  by Agent directing disposition of the Receipts in the Blocked Accounts, without further consent of the Company.

3.       Control of Blocked  Accounts.  During the Activation  Period (as defined below),  the Blocked Accounts and any and all funds on deposit  from time to time  therein  shall be under the sole  dominion and control of
         Agent and neither Company,  nor any other person or entity,  through or under the Company,  shall have any control  over the use of, or any right to  withdraw  any amount from the  Blocked  Accounts.  Prior to the
         Activation  Period,  Company may  operate  and  transact  business  through  the  Blocked  Accounts in the ordinary course of business,  consistent with Company's past practice,  including making  withdrawals from the Blocked Accounts,  but covenants to Agent it will not close the Blocked  Accounts.  Bank shall have no liability in the event  Company  breaches this covenant to Agent.  A reasonable  period of time  following the  commencement of the Activation  Period,  and continuing on each Business Day  thereafter,  Bank shall transfer  all  collected  and  available  balances  in the Blocked  Accounts to Agent at its account  (the
         "Collection Account") at:

               ABA No. 021-001-033
               Account Number 502-328-54
               Deutsche Bank Trust Company Americas
               New York, New York
               ACCOUNT NAME: GECC/CAF DEPOSITORY
               Reference:  GE Capital re O'Sullivan Industries, Inc. - CFN 5264

         The  "Activation  Period"  means the period which  commences as soon as possible but in any event within a reasonable  period of time (not to exceed two Business  Days) after Bank's  receipt of a written  notice from Agent in the form of  Exhibit  A (the  "Notice").  Bank  hereby  agrees to use its  commercially  reasonable  efforts  to commence  the  Activation  Period as soon as  possible  as time is of the  essence.  A  "Business  Day" is each day except  Saturdays,  Sundays and Bank  holidays.  Funds are not available  if, in the  reasonable  determination  of
Bank, they are subject to a hold, dispute or legal process preventing their withdrawal.

4.       Statements  and Other  Information.  On each  Business  Day,  Bank will send any  applicable  Receipts not processed plus  information  regarding the deposit for the day to the address  specified below for Company
         (except for during an  Activation  Period,  where such items will be sent to the  Agent),  and will send a copy of the deposit  advice to the address  specified  below for Agent.  In addition to the original  Bank statement  provided to Company,  Bank will provide Agent with a duplicate of such statement  together with copies of all notices and statements sent to Company with respect to the Blocked Accounts.

5.       Offset Rights.

(a)       Bank agrees not to exercise or claim any right of offset,  banker's  lien or other like right against the
                  Blocked  Accounts for so long as this  Agreement is in effect except with respect to (i) returned or charged-back  items,  (ii) reversals or  cancellations  of payment orders and other electronic fund transfers,  (iii)  overdrafts  resulting from adjustments or corrections of previous credits or other postings  (together with clauses (i) and (ii),  collectively,  "Returned Items") or (iv)
                  Bank's charges,  fees and expenses with respect to the Blocked Accounts or the services  provided in connection therewith or hereunder (collectively, "Charges"); and

(b)      Company  hereby  authorizes  Bank,  without  prior  notice,  from time to time to debit any other  account
                  Company  may have with Bank to the extent not  already  pledged to Agent for  Returned  Items and
                  Charges due Bank under subsection 5(a).

6.       Limits of Bank's Liability.

(a)      Bank will not be liable to Company  or Agent for any  expense,  claim,  loss,  damage or cost  ("Damages")
                  arising out of or relating  to its  performance  under this  Agreement  other than those  Damages which  result  directly  from  its  acts or  omissions  constituting  negligence  or  intentional misconduct.

(b)      In no event will Bank be liable for any special,  indirect,  exemplary or consequential damages, including but not limited to lost profits.

(c)      Bank  will be  excused  from  failing  to act or delay  in  acting,  and no such  failure  or delay  shall constitute a breach of this  Agreement or otherwise  give rise to any  liability of Bank,  if (i)
                  such failure or delay is caused by  circumstances  beyond Bank's  reasonable  control,  including but not limited to legal constraint,  emergency  conditions,  action or inaction of governmental, civil or military  authority,  fire,  strike,  lockout or other labor dispute,  war, riot, theft, flood,  earthquake or other natural  disaster,  breakdown of public or private or common  carrier communications  or transmission  facilities,  equipment  failure,  or gross negligence or willful misconduct  of Company or Agent or (ii) such  failure or delay  resulted  from Bank's  reasonable belief based upon the advice of its counsel that the action  would have  violated any  guideline, rule or regulation of any governmental authority.

(d)      Bank shall have no duty to inquire or determine whether  Company's  obligations to Agent are in default or whether  Agent is entitled to provide the Notice to Bank.  Neither  Bank nor Agent shall have any duty  to  inquire  or  determine  whether  either  such  party  is  authorized  to  execute  this
                  Agreement.  Each of Bank and Agent may rely on notices  and  communications  it  believes in good faith to be genuine and given by the appropriate party.

(e)      Notwithstanding  any of the other  provisions in this  Agreement,  in the event of the  commencement  of a case pursuant to Title 11, United States Code,  filed by or against  Company,  or in the event of the  commencement  of any similar case under then  applicable  federal or state law providing for the relief of debtors or the  protection  of  creditors  by or against  Company,  Bank may act as
                  Bank deems  necessary to comply with all applicable  provisions of governing  statutes (and shall use  commercially  reasonable  efforts to inform  Agent of such acts if allowed by law) and shall not be in violation of this Agreement as a result.

(f)      Bank shall be  permitted  to comply with any writ,  levy order or other  similar  judicial  or  regulatory order or process  concerning  the Blocked  Accounts or any Check and shall not be in violation of this Agreement for so doing.

7.       Indemnity.

(a)      Company hereby agrees to indemnify,  defend and save harmless Bank against any loss,  liability or expense incurred in connection with this Agreement or the Blocked  Accounts  (except to the extent due to
                  Bank's  willful   misconduct  or  gross  negligence)  or  incurred  at  Company's   direction  or
                  instruction, including without limitation any Returned Items or Charges.

(b)      Company agrees to pay to Bank,  upon receipt of Bank's  invoice,  all costs,  expenses and attorneys' fees
                  (including  allocated costs for in-house legal services)  incurred by Bank in connection with the enforcement of this Agreement and any instrument or agreement required  hereunder,  including but not limited to any such costs,  expenses and fees arising out of the  resolution of any conflict, dispute,  motion regarding  entitlement to rights or rights of action, or other action to enforce
                  Bank's  rights in a case  arising  under Title 11,  United  States  Code.  Company  agrees to pay
                  Bank,  upon  receipt of Bank's  invoice,  all costs,  expenses  and  attorneys'  fees  (including
                  allocated  costs  for  in-house  legal  services)   incurred  by  Bank  in  the  preparation  and
                  administration  of this Agreement  (including any amendments  hereto or instruments or agreements required hereunder).

(c)      During the term hereof, there shall remain at all times a minimum balance of $50,000 in the Blocked
                  Account for the benefit of Bank to pay amounts owed, if any, to Bank under Sections 5, 7, 8 and
                  9.

(d)      Company agrees to provide Bank with monthly unaudited and annual audited financial statements within a reasonable period of time after the end of each month or year-end, as applicable, to the following address:

                         Bank of America, N.A.
                         Attn:  Keith Schmelder
                         800 Market Street, 12th Floor
                         St. Louis, MO 63101

8.       Returned  Items.  If any Returned  Items are not paid by the Company  within five (5) Business  Days after written  demand  therefor  by Bank to  Company,  and if there is not a  sufficient  amount in the  Blocked
         Account as  provided  in Section  7(c) above to cover such  Returned  Item,  then Agent  shall pay to Bank within  five (5)  Business  Days after  receipt of written  demand  therefor  from Bank the amount of such
         Returned  Items;  provided  that the Agent shall have  received  such demand within one hundred (100) days after the funds  attributable to such Returned Item have been wire  transferred to the Collection  Account as provided in Section 3 above.

9.       Charges. If the balances in the Blocked  Accounts are not  sufficient to compensate  Bank for any Charges,
         Company  agrees to pay Bank within five (5) Business  Days after  written  demand  therefor  from Bank the amount  of such  Charges.  Company  acknowledges  that  failure  to so pay  Bank  any  such  amount  shall constitute a breach of this Agreement.

10.      Termination.  This  Agreement  may be  terminated  by  Company  only  upon  delivery  to Bank of a written notification  thereof  jointly  executed by Company and Agent.  This  Agreement may be terminated by Agent at any time,  with or without  cause,  seven (7) days  following its delivery of written notice thereof to each of Company and Bank.  This  Agreement  may be terminated by Bank at any time on not less than 30 days prior written  notice  delivered to each of Company and Agent.  Notwithstanding  the  foregoing,  Bank may terminate  this  Agreement at any time upon 10 days' prior  written  notice to Company and Agent if either
         Company or Agent breaches any of the terms of this  Agreement,  or any other agreement with Bank involving the  borrowing  of money or  extension  of credit.  All rights of Bank under  Sections 6, 7, 8 and 9 shall survive any termination of this Agreement.  Upon  termination of this Agreement by Bank, any collected and available  balances in the Blocked  Accounts will be transferred in accordance  with Agent's  instructions and the Blocked Accounts will be closed.

11.      Irrevocable  Agreements.  Company  acknowledges  that  the  agreements  made by it and the  authorizations granted by it in Sections 2 and 3 hereof are irrevocable and that the  authorizations  granted in Sections
         2 and 3 hereof are powers coupled with an interest.

12.      Notices. All notices,  requests or other communications given to Company,  Agent or Bank shall be given in writing (including by facsimile) at the address specified below:

         If to Agent:

         GENERAL ELECTRIC CORPORATION
         335 Madison Avenue
         12th Floor
         New York, New York 10017
         ATTN:    O'Sullivan Account Officer
         Fax:  (212) 983-8767

         With a copy (which shall not constitute notice) to:

         GENERAL ELECTRIC CAPITAL CORPORATION
         201 High Ridge Road
         Stamford, Connecticut  06927-5100
         ATTN:  Corporate Counsel
         Corporate Financial Services - Global Sponsor Finance
         Fax:  (203) 316-7899

         and

         GENERAL ELECTRIC CAPITAL CORPORATION
         500 West Monroe Street
         Chicago, Illinois 60661
         ATTN:  Corporate Counsel
         Corporate Financial Services - Global Sponsor Finance
         Fax:  (312) 441-6876

         If to Bank:

         Bank of America, N. A.
         800 Market Street, 12th Floor
         St. Louis, MO 63101
         Attn:  Keith Schmelder
         Fax:  (314) 466-6744

         If to Company:

         O'SULLIVAN INDUSTRIES, INC.
         1900 Gulf Street
         Lamar, Missouri 64759
         ATTN:    President, Chief Financial Officer and General Counsel
         Fax:  (417) 682-8120

         With a copy (which shall not constitute notice) to:

         KIRKLAND & ELLIS LLP
         Citigroup Center
         153 East 53rd Street
         New York, NY 10022-4675
         ATTN:    Joshua N. Korff, Kimberly P. Taylor
         Fax:  (212) 446-4900

Any party  may  change  its  address  for  notices  hereunder  by notice to each  other  party  hereunder  given in accordance  with this  Section 12. Each notice,  request or other  communication  shall be effective  when given in accordance  with this Section 12. Each notice,  request or other  communication  shall be effective (a) if given by facsimile,  when  such  facsimile  is  transmitted  to the  facsimile  number  specified  in  this  Section  12 and confirmation  of  receipt  is made by the  appropriate  party,  and (b) if  given  by any  other  means,  including overnight courier, when received at the address specified in this Section 12.

13.      Miscellaneous.

(a)      This  Agreement  may be amended  only by a written  instrument  executed by the parties  hereto  acting by their  respective  duly  authorized  representatives,  except that Bank's  Charges are subject to change by Bank on 30 days' prior written notice to Company.

(b)      This  Agreement  shall be binding  upon and shall  inure to the  benefit of the  parties  hereto and their respective  successors and assigns,  but neither  Company nor Bank shall be entitled to assign or delegate  any of its  rights or duties  hereunder  without  first  obtaining  the  express  prior written consent of Agent.

(c)      This  Agreement  may be executed in any number of several  counterparts,  each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

(d)      THIS  AGREEMENT  SHALL BE  GOVERNED  BY THE LAWS OF THE STATE OF NEW YORK  (WITHOUT  GIVING  EFFECT TO ITS
                  CONFLICTS OF LAW RULES).

(e)      Nothing  contained in the  Agreement  shall create any agency,  fiduciary,  joint  venture or  partnership relationship between Bank and Company or Lender.

(f)      Company  represents  and  warrants  to the other  parties  that (A) this  Agreement  constitutes  its duly authorized,  legal,  valid,  binding  and  enforceable  obligation;  (B) the  performance  of its
                  obligations  under  this  Agreement  and  the  consummation  of  the  transactions   contemplated
                  hereunder  will not (i)  constitute  or result  in a breach of its  certificate  or  articles  of incorporation,  by-laws  or  partnership  agreement,  as  applicable,  or the  provisions  of any material  contract  to  which  it is a party  or by  which  it is  bound  or (ii)  result  in the violation of any law,  regulation,  judgment,  decree or governmental order applicable to it; and
                  (C) all approvals and  authorizations  required to permit the  execution,  delivery,  performance and  consummation  of this  Agreement  and the  transactions  contemplated  hereunder  have  been obtained.  Company  agrees  that it shall be deemed to make and  renew  each such  representation and  warranty  on and as of each  day on  which  Company  uses  the  services  set  forth in this
                  Agreement.

IN WITNESS  WHEREOF,  each of the parties has executed and delivered this Blocked  Account  Agreement as of the day and year first above set forth.

                                                              "Bank"

                                                              BANK OF AMERICA, N.A.

                                                              By:
                                                              Name: ______________________________
                                                              Title:

                                                              "Company"
                                                              O'SULLIVAN INDUSTRIES, INC.

                                                              By:
                                                              Name: ______________________________
                                                              Title:

                                                              "Agent"

                                                              GENERAL ELECTRIC CAPITAL CORPORATION

                                                              By:
                                                              Name:  _______________________
                                                              Title: Duly Authorized Signatory

                                                                                                          EXHIBIT A
                                                                                         BLOCKED ACCOUNT  AGREEMENT

                                                [Letterhead of Agent]

To:      Bank of America, N.A.
         __________________

                  Re:      Account Nos.

Ladies and Gentlemen:

         Reference is made to the Blocked  Account  Agreement dated  _____________,  200_ (the  "Agreement")  among
_________,  us and you  regarding  the  above-described  accounts (the  "Blocked  Accounts").  In  accordance  with
Section 3 of the  Agreement,  we hereby give you notice of our  exercise of control of the Blocked  Accounts and we hereby instruct you to immediately  transfer funds to our account  [insert account number and wire  information] as reflected in the Agreement.

                                                              Very truly yours,

                                                              GENERAL ELECTRIC CAPITAL CORPORATION, as Agent

                                                              By:
                                                              Name:
                                                              Duly Authorized Signatory